SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 9, 2007

(Date of Report)

April 9, 2007

(Date of Earliest Event Reported)

Liquitek Enterprises, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	02-99110 Commission File Number	91-1499978 (IRS Employer I.D. No.)

899 South Artistic Circle, Springville, UT 84663

(Address of Principal Executive Offices)

(801) 489-4802

 (Registrant's Telephone Number)

Same

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On April 9, 2007, Liquitek Enterprises, Inc., voluntarily entered into an offer of settlement with the Securities and Exchange Commission to revoke the registration of its common stock pursuant to Section 12(j) of the Securities Exchange Act of 1934.

SIGNATURE

In accordance with the requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIQUITEK ENTERPRISES, INC.

DATE:  April 9, 2007

By: /s/ Steven L. White

Steven L. White

President

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